Interests in Resource Properties	12 Months Ended
Dec. 31, 2017
Disclosure Of Interests In Resource Properties [Abstract]
Interests in Resource Properties
Note 13. Interests in Resource Properties
The Group’s interests in resource properties as at December 31, 2017 and 2016 comprised the following:
	2017	2016
Interest in an iron ore mine	$30,000	$30,000
Hydrocarbon development and production assets	40,849	29,692
Exploration and evaluation assets – hydrocarbon probable reserves	12,367	9,416
Exploration and evaluation assets – hydrocarbon unproved lands	9,335	10,039
	$92,551	$79,147

The movements in the interest in the iron ore mine and hydrocarbon development and production assets included in non-current assets during the year ended December 31, 2017 were as follows:
Costs	Opening balance	Decommissioning obligations	Reversal of impairment losses	Ending balance
Interest in an iron ore mine	$30,000	$—	$—	$30,000
Hydrocarbon development and production assets	32,353	254	13,264	45,871
	$62,353	$254	$13,264	$75,871

Accumulated depreciation	Opening balance	Additions	Reversal of impairment losses	Ending balance
Interest in an iron ore mine	$—	$—	$—	$—
Hydrocarbon development and production assets	2,661	2,361	—	5,022
	2,661	$2,361	$—	5,022
Carrying amount	$59,692			$70,849

The movements in the interest in the iron ore mine and hydrocarbon development and production assets included in non-current assets during the year ended December 31, 2016 were as follows:
Costs	Opening balance	Decommissioning obligations	Reclassification to refinery and power plants	Reclassified from assets held for sale	Reversal of impairment losses	Ending balance
Interest in an iron ore mine	$—	$—	$—	$30,000	$—	$30,000
Hydrocarbon development and production assets	—	(4,988)	(5,000)	34,669	7,672	32,353
	$—	$(4,988)	$(5,000)	$64,669	$7,672	$62,353

Accumulated depreciation	Opening balance	Additions	Reclassification	Reclassified from assets held for sale	Reversal of impairment losses	Ending balance
Interest in an iron ore mine	$—	$—	$—	$—	$—	$—
Hydrocarbon development and production assets	—	2,661	—	—	—	2,661
	—	$2,661	$—	$—	$—	2,661
Carrying amount	$—					$59,692

The movements in exploration and evaluation assets included in hydrocarbon probable reserves and unproved lands, respectively, during the year ended December 31, 2017 and 2016 were as follows:
	2017		2016
	Probable reserves	Unproved lands	Probable reserves	Unproved lands
Balance, beginning of year	$9,416	$10,039	$—	$—
Additions	—	—	—	790
Disposal	—	(74)	—	—
Reclassifications from assets held for sale	—	—	7,732	10,039
Reversal (recognition) of impairment (losses)	2,951	(630)	1,684	(790)
Balance, end of year	$12,367	$9,335	$9,416	$10,039

Interest in an iron ore mine
The Group’s lease of the Canadian iron ore mine expires in 2055. The iron ore deposit is currently sub-leased to a third-party entity under certain lease agreements which will also expire in 2055. Pursuant and subject to the terms of the lease agreements, the Group collects royalty payments directly from a third-party operator based on a pre-determined formula, with a minimum payment not to be less than $3,250 per year.
In the first quarter of 2015, the former operator of the mine commenced proceedings under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”) with respect to its Canadian operations and publicly disclosed that its assets comprising the mine would be included in any sales process.
In the third quarter of 2015, the long-term price curve of iron ore continued to deteriorate. Management of the Group reviewed the underlying legal documents and performed a sensitivity analysis on the expected future cash flows from its royalty interest. Consideration was given to reasonably possible scenarios, including the Group exercising its step-in rights and re-taking the mine. The primary factors which impact the recoverable amount, among others, are the number of years of production, iron ore pricing and/or production costs. Each possible scenario was assigned a probability. Based on the cash flows projections, management determined that total non-cash impairment losses of  $218,203 were required, before a deferred income tax recovery of  $54,305, as at September 30, 2015, to write down the carrying amount of the Group’s interest to a nominal amount. In the fourth quarter of 2015, the Group reversed the previously recognized impairment losses by $30,000 and recognized a related deferred tax liability of  $7,800. Such reversal of the previously recognized impairment losses reflected the improvements in the expected future cash flows under possible scenarios, using a pre-tax discount rate of 9% and taking into consideration events that occurred subsequent to the third quarter of 2015.
In 2017, a third party (the new operator) acquired the mine out of CCAA proceedings.
There were no impairment losses on the Group’s interest in the iron ore mine for the years ended December 31, 2017 and 2016.
Hydrocarbon properties
The Group owns hydrocarbon properties in western Canada. The majority of such operations are located in the Deep Basin fairway of the Western Canada Sedimentary Basin. The Group’s hydrocarbon development and production assets include producing natural gas wells, non-producing natural gas wells, producing oil wells and non-producing oil wells, but do not include a land position that includes net working interests in undeveloped acreage and properties containing probable reserves only, both of which are included in exploration and evaluation assets.
The recoverable amounts of the Group’s hydrocarbon CGUs are determined whenever facts and circumstances provide impairment indicators. CGU’s are mainly determined based upon the geographical region of the Group’s producing properties. The recoverable amounts of each CGU are based on the future post-tax cash flows expected to be derived from the Group’s hydrocarbon properties using a fair value less costs of disposal methodology (Level 3 fair value hierarchy). The post-tax cash flow projections incorporate management’s best estimates of future natural gas prices, production based on current estimates of recoverable reserves and resources, exploration potential, future operating costs, non-expansionary capital expenditures and inflation. Natural gas pricing included in the cash flow projections beyond five years is based on historical volatility and consensus analyst pricing. Projected cash flows are discounted using a post-tax discount rate which reflects current market assessments of the time value of money and the risks specific to the hydrocarbon properties for which the future cash flow estimates have not been adjusted.
On December 31, 2016, the Group performed an impairment assessment on its hydrocarbon properties utilizing a post-tax discount rate of 10% and recognized a net non-cash reversal of impairment losses of $8,566, of which $7,672 were allocated to development and production assets and $1,684 to probable reserves and an impairment loss of  $790 was allocated to unproved lands. The related deferred income tax expense for 2016 was $2,526. The impairment losses recognized and included in continuing operations for the year ended December 2015 were $47,672, with related deferred income taxes of  $nil (see Note 5).
On December 31, 2017, the Group performed an impairment assessment on its hydrocarbon properties utilizing a post-tax discount rate of 11% and recognized a net non-cash reversal of impairment losses of $15,585, of which $13,264 were allocated to development and production assets and $2,951 to probable reserves and an impairment loss of  $630 was allocated to unproved lands.